                                                                    EXHIBIT 10.1


                            BAKER HUGHES INCORPORATED
                             STOCK OPTION AGREEMENT


                                      NAME
                                     GRANTEE


Date of Grant:                    JULY 22, 2003

Total Number of Shares Granted:   GRANT AMOUNT

Exercise Price per Share:         $32.62

Expiration Date:                  JULY 22, 2013

Term of Award; Vesting Schedule:  3 YEARS, WITH VESTING OF 33 1/3% ON THE
                                  ANNIVERSARY DATE OF THE DATE OF GRANT IN EACH OF THE YEARS 2004, 2005, AND 2006.

Other Terms of Award:             TERMS AND CONDITIONS ARE PROVIDED UPON
                                  REQUEST AND ARE LOCATED ON THE BHI INTRANET
                                  AT:
                                  HTTP://INTERCHANGE/HUMANRESOURCES/COMPENSATION


                                 GRANT OF OPTION

Pursuant to action taken by the Compensation Committee of the Board of Directors of Baker Hughes Incorporated, a Delaware corporation (the "Company"), for the purposes of administration of the [BAKER HUGHES INCORPORATED 2002 EMPLOYEE LONG-TERM INCENTIVE PLAN OR BAKER HUGHES INCORPORATED 2002 DIRECTOR & OFFICER LONG-TERM INCENTIVE PLAN] (the "Plan"), the above-named Grantee is hereby granted a [NONQUALIFIED OR AN INCENTIVE] stock option to purchase the above number of shares of the Company's $1 par value per share common stock at the exercise price stated above for each share subject to this option, with the exercise price payable at the time of exercise. This option may not be exercised after the Expiration Date.

By your acceptance of the option, you agree that the option is granted under and governed by the terms of the Plan, this Stock Option Agreement and the Terms and Conditions of Option Agreements (dated January 2003).


                                 BAKER HUGHES INCORPORATED

                                 /S/ MICHAEL E. WILEY

                                 Michael E. Wiley - Chairman, President & CEO